EXHIBIT 24




                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                         G.A. Knapp
                ____________________________
                         G.A. Knapp

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                         V.E. Brill
                ____________________________
                         V.E. Brill

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                       M.F. Chubb Jr.
                ____________________________
                       M.F. Chubb Jr.

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of August, 1997.



                        R.D. Hammons
                ____________________________
                        R.D. Hammons

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                        R.C. Hartley
                ____________________________
                        R.C. Hartley

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                       J.R. Herschend
                ____________________________
                       J.R. Herschend

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                        F.E. Jeffries
                ____________________________
                        F.E. Jeffries

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of August, 1997.



                          R.L. Lamb
                ____________________________
                          R.L. Lamb

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                         R.E. Mayes
                ____________________________
                         R.E. Mayes

                      POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the "Company"), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of shares of the Company's Common Stock and/or shares of the Company's Cumulative Preferred Stock and/or of one or more new series of First Mortgage Bonds issued under the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, does hereby constitute and appoint Myron W. McKinney and Robert B. Fancher, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of August, 1997.



                         M.M. Posner
                ____________________________
                         M.M. Posner